Exhibit 4.2

BMS IRELAND CAPITAL FUNDING DESIGNATED ACTIVITY COMPANY,

as Issuer

BRISTOL-MYERS SQUIBB COMPANY,

as Parent Guarantor

and

THE BANK OF NEW YORK MELLON,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of November 10, 2025

to

INDENTURE

Dated as of October 31, 2025

2.973% Notes due 2030

3.363% Notes due 2033

3.857% Notes due 2038

4.289% Notes due 2045

4.581% Notes due 2055

TABLE OF CONTENTS

- i -

- ii -

Exhibits

Exhibit A	Form of 2030 Note
Exhibit B	Form of 2033 Note
Exhibit C	Form of 2038 Note
Exhibit D	Form of 2045 Note
Exhibit E	Form of 2055 Note

- iii -

FIRST SUPPLEMENTAL INDENTURE, dated as of November 10, 2025 (the “First Supplemental Indenture”), among BMS Ireland Capital Funding Designated Activity Company, a designated activity company incorporated under the laws of Ireland (the “Issuer”), Bristol-Myers Squibb Company, a Delaware corporation duly organized and existing under the laws of the State of Delaware, as guarantor (the “Parent Guarantor”), and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”).

RECITALS OF THE ISSUER AND THE PARENT GUARANTOR

WHEREAS, the Issuer and the Parent Guarantor executed and delivered the indenture, dated as of October 31, 2025, to the Trustee (the “Indenture”), to provide for the issuance of the Issuer’s unsecured debentures, notes, bonds or other evidences of indebtedness (the “Securities”) in an unlimited aggregate principal amount to be issued from time to time in one or more series as provided therein and to provide for the guarantee of such Securities by the Parent Guarantor;

WHEREAS, pursuant to Section 14.01 of the Indenture, the Issuer and the Parent Guarantor desire to (a) provide for the issuance of (i) a new series of the Issuer’s Securities to be known as its 2.973% Notes due 2030 (the “2030 Notes”), (ii) a new series of the Issuer’s Securities to be known as its 3.363% Notes due 2033 (the “2033 Notes”), (iii) a new series of the Issuer’s Securities to be known as its 3.857% Notes due 2038 (the “2038 Notes”), (iv) a new series of the Issuer’s Securities to be known as its 4.289% Notes due 2045 (the “2045 Notes”) and (v) a new series of the Issuer’s Securities to be known as its 4.581% Notes due 2055 (the “2055 Notes” and, together with the 2030 Notes, the 2033 Notes, the 2038 Notes and the 2045 Notes, the “Notes”), (b) establish the forms and to set forth the terms of the Notes thereof (including to modify, alter, supplement and change certain provisions of the Indenture for the benefit of the Holders of the Notes (except as may be provided in a future supplemental indenture to the Indenture (“Future Supplemental Indenture”)), as provided in Section 3.01 of the Indenture, and (c) provide for the guarantee of the Notes by the Parent Guarantor (the “Guarantees”);

WHEREAS, (a) the Board of Directors of each of the Issuer and the Parent Guarantor, and the Securities Issuance Committee of each of the Issuer and the Parent Guarantor, in each case, pursuant to resolutions duly adopted, have duly authorized the issuance by the Issuer of €750,000,000 aggregate principal amount of 2030 Notes, €1,150,000,000 aggregate principal amount of 2033 Notes, €1,150,000,000 aggregate principal amount of 2038 Notes, €750,000,000 aggregate principal amount of 2045 Notes and €1,200,000,000 aggregate principal amount of 2055 Notes, and has authorized the proper officers and directors of the Issuer and the Parent Guarantor to execute any and all appropriate documents necessary or appropriate to effect such issuance and (b) the Board of Directors of the Parent Guarantor and the Securities Issuance Committee of the Parent Guarantor, pursuant to resolutions duly adopted, has duly authorized the Guarantees;

WHEREAS, the Issuer and the Parent Guarantor have requested that the Trustee execute and deliver this First Supplemental Indenture; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Issuer and the Parent Guarantor, in accordance with its terms, and to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee, the valid obligations of the Issuer, and to make the Guarantees the valid obligations of the Parent Guarantor, have been done.

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

Article I

DEFINITIONS

Section 1.01

Definition of Terms. Unless the context otherwise requires:

(a) each term defined in the Indenture has the same meaning when used in this First Supplemental Indenture;

(b) each term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa; and

(d) headings are for convenience of reference only and do not affect interpretation.

Section 1.02

Amended Defined Terms. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article I of the Indenture shall be amended by deleting the definition of “Business Day” in Section 1.01 and replacing such definition in its entirety as follows:

Business Day:

The term “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banking institutions are authorized or obligated by law or executive order to close in the City of New York, London, or Ireland and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the T2 system), or any successor thereto, operates.

Section 1.03

Additional Defined Terms. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article I of the Indenture shall be amended by adding the following defined terms to Section 1.01 in appropriate alphabetical sequence, as follows:

Clearing System Business Day:

The term “Clearing System Business Day” means a day on which Euroclear (as defined herein) and Clearstream (as defined herein) are open for business.

“euros,” “the euro” or “€”:

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Ireland:

The term “Ireland” means the Republic of Ireland.

Remaining Scheduled Payments:

The term “Remaining Scheduled Payments” means, with respect to any series of Notes to be redeemed, the remaining scheduled payments of principal of and interest on such series of Notes that would be due after the related redemption date but for the redemption. If that redemption date is not an Interest Payment Date with respect to such series of Notes, the amount of the next succeeding scheduled interest payment on such series of Notes will be reduced by the amount of interest accrued on such series of Note to the redemption date.

Article II

GENERAL TERMS AND CONDITIONS OF THE 2030 NOTES

Section 2.01

Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.973% Notes due 2030,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2030 Notes to be issued on the date hereof is set forth in Article X herein.

Section 2.02

Maturity. The Stated Maturity of principal of the 2030 Notes is November 10, 2030.

Section 2.03

Additional Issues. The Issuer may from time to time, without notice to or the consent of the Holders of the 2030 Notes, issue additional 2030 Notes. Any such additional 2030 Notes shall have the same ranking, interest rate, maturity date and other terms as the 2030 Notes herein provided for. Any such additional 2030 Notes, together with the 2030 Notes herein provided for, shall constitute a single series of Securities under the Indenture. Any additional 2030 Notes shall have the same terms in all respects as the 2030 Notes herein provided for, except for the issue date, the initial public offering price and, if applicable, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such additional 2030 Notes; provided that, if such Additional Notes are not fungible with the 2030 Notes for U.S. Federal income tax purposes, such Additional Notes shall have a separate CUSIP number.

Section 2.04

Interest.  The 2030 Notes shall bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2030 Notes, or from November 10, 2025, if no interest has been paid) from November 10, 2025 at the rate of 2.973% per annum, payable annually in arrears; interest payable on each Interest Payment Date shall include interest accrued from November 10, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is November 10 of each year, beginning on November 10, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the Clearing System Business Day immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day shall be due on the next succeeding Business Day as if made on the date the payment was due, and no interest shall accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 2.05

Authorized Denominations. The 2030 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 2.06

Redemption. The 2030 Notes are subject to redemption at the option of the Issuer as described in Article VIII hereof.

Section 2.07

Appointment of Agents. The Bank of New York Mellon shall initially be the Security Registrar for the 2030 Notes and shall act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Paying Agent for the 2030 Notes shall initially be The Bank of New York Mellon, London Branch.

Section 2.08

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts (as defined herein), if any, in respect of the 2030 Notes shall be payable in euros. If, on or after November 10, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2030 Notes and the Guarantees shall be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor, as applicable, or is so used. In such circumstances, the amount payable on any date in euros shall be converted into U.S. Dollars on the basis of the most recently available market exchange rate for euros, as determined by the Issuer or the Parent Guarantor, as applicable, in the Issuer’s or the Parent Guarantor’s sole discretion. Any payment in respect of the 2030 Notes or the Guarantees so made in U.S. Dollars shall not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Section 2.09

Parent Guarantee. All of the Issuer’s obligations under the 2030 Notes and the Indenture shall be unconditionally and irrevocably guaranteed by the Parent Guarantor pursuant to Article XV of the Indenture.

Article III

GENERAL TERMS AND CONDITIONS OF THE 2033 NOTES

Section 3.01

Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.363% Notes due 2033,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2033 Notes to be issued on the date hereof is set forth in Article X herein.

Section 3.02

Maturity. The Stated Maturity of principal of the 2033 Notes is November 10, 2033.

Section 3.03

Additional Issues. The Issuer may from time to time, without notice to or the consent of the Holders of the 2033 Notes, issue additional 2033 Notes. Any such additional 2033 Notes shall have the same ranking, interest rate, maturity date and other terms as the 2033 Notes herein provided for. Any such additional 2033 Notes, together with the 2033 Notes herein provided for, shall constitute a single series of Securities under the Indenture. Any additional 2033 Notes shall have the same terms in all respects as the 2033 Notes herein provided for, except for the issue date, the initial public offering price and, if applicable, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such additional 2033 Notes; provided that, if such Additional Notes are not fungible with the 2033 Notes for U.S. Federal income tax purposes, such Additional Notes shall have a separate CUSIP number.

Section 3.04

Interest. The 2033 Notes shall bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2033 Notes, or from November 10, 2025, if no interest has been paid) from November 10, 2025 at the rate of 3.363% per annum, payable annually in arrears; interest payable on each Interest Payment Date shall include interest accrued from November 10, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is November 10 of each year, beginning on November 10 , 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the Clearing System Business Day immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day shall be due on the next succeeding Business Day as if made on the date the payment was due, and no interest shall accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 3.05

Authorized Denominations. The 2033 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 3.06

Redemption. The 2033 Notes are subject to redemption at the option of the Issuer as described in Article VIII hereof.

Section 3.07

Appointment of Agents. The Bank of New York Mellon shall initially be the Security Registrar for the 2033 Notes and shall act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Paying Agent for the 2033 Notes shall initially be The Bank of New York Mellon, London Branch.

Section 3.08

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts (as defined herein), if any, in respect of the 2033 Notes shall be payable in euros. If, on or after November 10, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2033 Notes and the Guarantees shall be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor, as applicable, or is so used. In such circumstances, the amount payable on any date in euros shall be converted into U.S. Dollars on the basis of the most recently available market exchange rate for euros, as determined by the Issuer or the Parent Guarantor, as applicable, in the Issuer’s or the Parent Guarantor’s sole discretion. Any payment in respect of the 2033 Notes or the Guarantees so made in U.S. Dollars shall not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Section 3.09

Parent Guarantee. All of the Issuer’s obligations under the 2033 Notes and the Indenture shall be unconditionally and irrevocably guaranteed by the Parent Guarantor pursuant to Article XV of the Indenture.

Article IV

GENERAL TERMS AND CONDITIONS OF THE 2038 NOTES

Section 4.01

Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.857% Notes due 2038,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2038 Notes to be issued on the date hereof is set forth in Article X herein.

Section 4.02

Maturity. The Stated Maturity of principal of the 2038 Notes is November 10, 2038.

Section 4.03

Additional Issues. The Issuer may from time to time, without notice to or the consent of the Holders of the 2038 Notes, issue additional 2038 Notes. Any such additional 2038 Notes shall have the same ranking, interest rate, maturity date and other terms as the 2038 Notes herein provided for. Any such additional 2038 Notes, together with the 2038 Notes herein provided for, shall constitute a single series of Securities under the Indenture. Any additional 2038 Notes shall have the same terms in all respects as the 2038 Notes herein provided for, except for the issue date, the initial public offering price and, if applicable, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such additional 2038 Notes; provided that, if such Additional Notes are not fungible with the 2038 Notes for U.S. Federal income tax purposes, such Additional Notes shall have a separate CUSIP number.

Section 4.04

Interest. The 2038 Notes shall bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2038 Notes, or from November 10, 2025, if no interest has been paid) from November 10, 2025 at the rate of 3.857% per annum, payable annually in arrears; interest payable on each Interest Payment Date shall include interest accrued from November 10, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is November 10 of each year, beginning on November 10, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the Clearing System Business Day immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day shall be due on the next succeeding Business Day as if made on the date the payment was due, and no interest shall accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 4.05

Authorized Denominations. The 2038 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 4.06

Redemption. The 2038 Notes are subject to redemption at the option of the Issuer as described in Article VIII hereof.

Section 4.07

Appointment of Agents. The Bank of New York Mellon shall initially be the Security Registrar for the 2038 Notes and shall act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Paying Agent for the 2038 Notes shall initially be The Bank of New York Mellon, London Branch.

Section 4.08

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts (as defined herein), if any, in respect of the 2038 Notes shall be payable in euros. If, on or after November 10, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2038 Notes and the Guarantees shall be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor, as applicable, or is so used. In such circumstances, the amount payable on any date in euros shall be converted into U.S. Dollars on the basis of the most recently available market exchange rate for euros, as determined by the Issuer or the Parent Guarantor, as applicable, in the Issuer’s or the Parent Guarantor’s sole discretion. Any payment in respect of the 2038 Notes or the Guarantees so made in U.S. Dollars shall not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Section 4.09

Parent Guarantee. All of the Issuer’s obligations under the 2038 Notes and the Indenture shall be unconditionally and irrevocably guaranteed by the Parent Guarantor pursuant to Article XV of the Indenture.

Article V

GENERAL TERMS AND CONDITIONS OF THE 2045 NOTES

Section 5.01

Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.289% Notes due 2045,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2045 Notes to be issued on the date hereof is set forth in Article X herein.

Section 5.02

Maturity. The Stated Maturity of principal of the 2045 Notes is November 10, 2045.

Section 5.03

Additional Issues. The Issuer may from time to time, without notice to or the consent of the Holders of the 2045 Notes, issue additional 2045 Notes. Any such additional 2045 Notes shall have the same ranking, interest rate, maturity date and other terms as the 2045 Notes herein provided for. Any such additional 2045 Notes, together with the 2045 Notes herein provided for, shall constitute a single series of Securities under the Indenture. Any additional 2045 Notes shall have the same terms in all respects as the 2045 Notes herein provided for, except for the issue date, the initial public offering price and, if applicable, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such additional 2045 Notes; provided that, if such Additional Notes are not fungible with the 2045 Notes for U.S. Federal income tax purposes, such Additional Notes shall have a separate CUSIP number.

Section 5.04

Interest. The 2045 Notes shall bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2045 Notes, or from November 10, 2025, if no interest has been paid) from November 10, 2025 at the rate of 4.289% per annum, payable annually in arrears; interest payable on each Interest Payment Date shall include interest accrued from November 10, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is November 10 of each year, beginning on November 10, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the Clearing System Business Day immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day shall be due on the next succeeding Business Day as if made on the date the payment was due, and no interest shall accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 5.05

Authorized Denominations. The 2045 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 5.06

Redemption. The 2045 Notes are subject to redemption at the option of the Issuer as described in Article VIII hereof.

Section 5.07

Appointment of Agents. The Bank of New York Mellon shall initially be the Security Registrar for the 2045 Notes and shall act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Paying Agent for the 2045 Notes shall initially be The Bank of New York Mellon, London Branch.

Section 5.08

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts (as defined herein), if any, in respect of the 2045 Notes shall be payable in euros. If, on or after November 10, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2045 Notes and the Guarantees shall be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor, as applicable, or is so used. In such circumstances, the amount payable on any date in euros shall be converted into U.S. Dollars on the basis of the most recently available market exchange rate for euros, as determined by the Issuer or the Parent Guarantor, as applicable, in the Issuer’s or the Parent Guarantor’s sole discretion. Any payment in respect of the 2045 Notes or the Guarantees so made in U.S. Dollars shall not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Section 5.09

Parent Guarantee. All of the Issuer’s obligations under the 2045 Notes and the Indenture shall be unconditionally and irrevocably guaranteed by the Parent Guarantor pursuant to Article XV of the Indenture.

Article VI

GENERAL TERMS AND CONDITIONS OF THE 2055 NOTES

Section 6.01

Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.581% Notes due 2055,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2055 Notes to be issued on the date hereof is set forth in Article X herein.

Section 6.02

Maturity. The Stated Maturity of principal of the 2055 Notes is November 10, 2055.

Section 6.03

Additional Issues. The Issuer may from time to time, without notice to or the consent of the Holders of the 2055 Notes, issue additional 2055 Notes. Any such additional 2055 Notes shall have the same ranking, interest rate, maturity date and other terms as the 2055 Notes herein provided for. Any such additional 2055 Notes, together with the 2055 Notes herein provided for, shall constitute a single series of Securities under the Indenture. Any additional 2055 Notes shall have the same terms in all respects as the 2055 Notes herein provided for, except for the issue date, the initial public offering price and, if applicable, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such additional 2055 Notes; provided that, if such Additional Notes are not fungible with the 2055 Notes for U.S. Federal income tax purposes, such Additional Notes shall have a separate CUSIP number.

Section 6.04

Interest. The 2055 Notes shall bear interest (computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2055 Notes, or from November 10, 2025, if no interest has been paid) from November 10, 2025 at the rate of 4.581% per annum, payable annually in arrears; interest payable on each Interest Payment Date shall include interest accrued from November 10, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Date on which such interest shall be payable is November 10 of each year, beginning on November 10, 2026; and the Record Date for the interest payable on any Interest Payment Date is the close of business (in London) on the Clearing System Business Day immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day shall be due on the next succeeding Business Day as if made on the date the payment was due, and no interest shall accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 6.05

Authorized Denominations. The 2055 Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

Section 6.06

Redemption. The 2055 Notes are subject to redemption at the option of the Issuer as described in Article VIII hereof.

Section 6.0

Appointment of Agents. The Bank of New York Mellon shall initially be the Security Registrar for the 2055 Notes and shall act as such only at its corporate trust offices in the Borough of Manhattan, City of New York. The Paying Agent for the 2055 Notes shall initially be The Bank of New York Mellon, London Branch.

Section 6.08

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts (as defined herein), if any, in respect of the 2055 Notes shall be payable in euros. If, on or after November 10, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2055 Notes and the Guarantees shall be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor, as applicable, or is so used. In such circumstances, the amount payable on any date in euros shall be converted into U.S. Dollars on the basis of the most recently available market exchange rate for euros, as determined by the Issuer or the Parent Guarantor, as applicable, in the Issuer’s or the Parent Guarantor’s sole discretion. Any payment in respect of the 2055 Notes or the Guarantees so made in U.S. Dollars shall not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Section 6.09

Parent Guarantee. All of the Issuer’s obligations under the 2055 Notes and the Indenture shall be unconditionally and irrevocably guaranteed by the Parent Guarantor pursuant to Article XV of the Indenture.

Article VII

BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES

Section 7.01

Book-entry Provisions for Global Securities.

(a) The Global Securities representing the Notes shall be deposited with, or on behalf of, The Bank of New York Mellon, London Branch, (together with any successors, the “Depositary”), a common depository for Euroclear Bank S.A./N.V., as operator of the Euroclear system or any successor clearing agency (“Euroclear”), and Clearstream Banking S.A., as currently in effect or any successor securities clearing agency (“Clearstream”), and registered in the name of such common depository or its nominee for the accounts of Euroclear and Clearstream, duly executed by the Issuer and authenticated by the Trustee as provided in Section 3.03 of the Indenture. Each such Global Security shall constitute a single Security for all purposes of the Indenture.

(b) Notwithstanding any other provision in the Indenture, no Global Security may be exchanged in whole or in part for Notes registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (A) such Depository (1) has notified the Issuer that it is unwilling or unable to continue as Depository for such Global Security and no successor Depository has been appointed within 90 days after such notice or (2) ceases to be a “clearing agency” registered under Section 17A of the Exchange Act when the Depositary is required to be so registered to act as the Depositary and so notifies the Issuer, and no successor Depositary has been appointed within 90 days after such notice, (B) the Issuer executes and delivers to the Trustee and the Registrar an Issuer Order stating that such Global Security shall be so exchangeable, or (C) such exchange is made upon request by or on behalf of the Depositary in accordance with customary procedures, following the request of a Holder seeking to exercise or enforce its rights under the Notes during the continuance of an Event of Default.

(c) Subject to clause (b) above, any exchange of a Global Security for other Notes may be made in whole or in part, and all Notes issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct in writing to the Trustee.

(d) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Note is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

Article VIII

OPTIONAL REDEMPTION; REDEMPTION FOR TAX REASONS; NO SINKING FUND

Section 8.01

Optional Redemption by Issuer.

(a) At the Issuer’s option, the 2030 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to October 10, 2030 (one month prior to the Stated Maturity of the 2030 Notes (the “2030 Par Call Date”; and the date of any such redemption a “2030 Redemption Date”)), at a redemption price (the “2030 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) 100% of the principal amount of the 2030 Notes being redeemed on the relevant 2030 Redemption Date, and

(ii) the sum of the present values of the Remaining Scheduled Payments (not including any portion of such payment of interest accrued as of the 2030 Redemption Date) discounted to the 2030 Redemption Date (assuming the 2030 Notes to be redeemed matured on the 2030 Par Call Date) on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 10 basis points, plus, in each of the cases of clauses (a)(i) and (a)(ii) above, accrued and unpaid interest on the 2030 Notes being redeemed to, but excluding, such 2030 Redemption Date.

(b) At the Issuer’s option, the 2033 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to August 10, 2033 (three months prior to the Stated Maturity of the 2033 Notes (the “2033 Par Call Date”; and the date of any such redemption a “2033 Redemption Date”)), at a redemption price (the “2033 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) 100% of the principal amount of the 2033 Notes being redeemed on the relevant 2033 Redemption Date, and

(ii) the sum of the present values of the Remaining Scheduled Payments (not including any portion of such payment of interest accrued as of the 2033 Redemption Date) discounted to the 2033 Redemption Date (assuming the 2033 Notes to be redeemed matured on the 2033 Par Call Date) on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 15 basis points, plus, in each of the cases of clauses (b)(i) and (b)(ii) above, accrued and unpaid interest on the 2033 Notes being redeemed to, but excluding, such 2033 Redemption Date.

(c) At the Issuer’s option, the 2038 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to August 10, 2038 (three months prior to the Stated Maturity of the 2038 Notes (the “2038 Par Call Date”; and the date of any such redemption a “2038 Redemption Date”)), at a redemption price (the “2038 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) 100% of the principal amount of the 2038 Notes being redeemed on the relevant 2038 Redemption Date, and

(ii) the sum of the present values of the Remaining Scheduled Payments (not including any portion of such payment of interest accrued as of the 2038 Redemption Date) discounted to the 2038 Redemption Date (assuming the 2038 Notes to be redeemed matured on the 2038 Par Call Date) on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 15 basis points, plus, in each of the cases of clauses (c)(i) and (c)(ii) above, accrued and unpaid interest on the 2038 Notes being redeemed to, but excluding, such 2038 Redemption Date.

(d) At the Issuer’s option, the 2045 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to May 10, 2045 (six months prior to the Stated Maturity of the 2045 Notes (the “2045 Par Call Date”; and the date of any such redemption a “2045 Redemption Date”)), at a redemption price (the “2045 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) 100% of the principal amount of the 2045 Notes being redeemed on the relevant 2045 Redemption Date, and

(ii) the sum of the present values of the Remaining Scheduled Payments (not including any portion of such payment of interest accrued as of the 2045 Redemption Date) discounted to the 2045 Redemption Date (assuming the 2045 Notes to be redeemed matured on the 2045 Par Call Date) on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 20 basis points, plus, in each of the cases of clauses (d)(i) and (d)(ii) above, accrued and unpaid interest on the 2045 Notes being redeemed to, but excluding, such 2045 Redemption Date.

(e) At the Issuer’s option, the 2055 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to May 10, 2055 (six months prior to the Stated Maturity of the 2055 Notes (the “2055 Par Call Date”; and the date of any such redemption a “2055 Redemption Date”)), at a redemption price (the “2055 Redemption Price” and, together with the 2030 Redemption Price, the 2033 Redemption Price, the 2038 Redemption Price and the 2045 Redemption Price, each a “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) 100% of the principal amount of the 2055 Notes being redeemed on the relevant 2055 Redemption Date, and

(ii) the sum of the present values of the Remaining Scheduled Payments (not including any portion of such payment of interest accrued as of the 2055 Redemption Date) discounted to the 2055 Redemption Date (assuming the 2055 Notes to be redeemed matured on the 2055 Par Call Date) on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 20 basis points, plus, in each of the cases of clauses (e)(i) and (e)(ii) above, accrued and unpaid interest on the 2055 Notes being redeemed to, but excluding, such 2055 Redemption Date.

(f) Notice of any redemption of the Notes of any series shall be given in the manner and otherwise in accordance with the provisions of Section 4.03 of the Indenture. If the Issuer has given notice of redemption as provided in the Indenture and funds for the redemption of the Notes called for redemption have been made available on the applicable Redemption Date referred to in that notice, such Notes shall cease to bear interest on such Redemption Date (unless the Issuer defaults in the payment of the applicable Redemption Price and accrued and unpaid interest).

(g) The following defined terms used in this Article VIII shall, unless the context otherwise requires, have the meanings specified below.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German federal government bond whose maturity is closest to the maturity of the Notes being redeemed (assuming that the Notes to be redeemed matured on the applicable Par Call Date), or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The Issuer’s actions and determinations in determining the applicable Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

(h) The Trustee shall have no responsibility for any calculation, verification or determination in respect of the Redemption Price of any Notes, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Section 8.02

Par Call. Any time on or after the 2030 Par Call Date with respect to the 2030 Notes, the 2033 Par Call Date with respect to the 2033 Notes, the 2038 Par Call Date with respect to the 2038 Notes, the 2045 Par Call Date with respect to the 2045 Notes and the 2055 Par Call Date with respect to the 2055 Notes, the Issuer may redeem the applicable series of Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest on the Notes being redeemed to, but excluding, such Redemption Date.

Section 8.03

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Ireland (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after November 5, 2025, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, shall become obligated to pay Additional Amounts as described under Article XI with respect to any series of the Notes, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Notes of such applicable series at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Notes to, but excluding, the Redemption Date.

Section 8.04

Interest Payments and Redemption

Notwithstanding any provision of this Article VIII, installments of interest any series of Notes that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the registered Holders as of close of business on the relevant Record Date immediately preceding such Interest Payment Date.

Section 8.05

No Sinking Fund. There is no sinking fund.

Section 8.06

Open market and other transactions Notwithstanding anything contained herein, the Issuer, the Parent Guarantor and their respective Affiliates may, at any time and from time to time, purchase, repurchase, redeem, exchange, defease or otherwise acquire or retire the Issuer’s or any of its Subsidiaries’ outstanding debt securities or loans, including the Notes, by any means other than a redemption that is subject to the provisions of this Article VIII (and, for the avoidance of doubt, without being subject to any pro rata repurchase requirement) from any Person, upon such terms and conditions, at such prices and with such considerations as the Issuer, the Parent Guarantor and their respective Affiliates may determine, including in negotiated transactions, open market purchases, by tender offer or any other transactions with one or more Holders or beneficial owners of the Notes.

Article IX

FORM OF NOTES

Section 9.01

Form of 2030 Note. The 2030 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 9.02

Form of 2033 Note. The 2033 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 9.03

Form of 2038 Note. The 2038 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

Section 9.04

Form of 2045 Note. The 2045 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit D hereto.

Section 9.05

Form of 2055 Note. The 2055 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit E hereto.

Article X

ORIGINAL ISSUE AMOUNT OF NOTES

Section 10.01

Original Issue Amount of the 2030 Notes. 2030 Notes in the aggregate principal amount of €750,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2030 Notes as provided in said Issuer Order.

Section 10.02

Original Issue Amount of the 2033 Notes. 2033 Notes in the aggregate principal amount of €1,150,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2033 Notes as provided in said Issuer Order.

Section 10.03

Original Issue Amount of the 2038 Notes. 2038 Notes in the aggregate principal amount of €1,150,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2038 Notes as provided in said Issuer Order.

Section 10.04

Original Issue Amount of the 2045 Notes. 2045 Notes in the aggregate principal amount of €750,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2045 Notes as provided in said Issuer Order.

Section 10.05

Original Issue Amount of the 2055 Notes. 2055 Notes in the aggregate principal amount of €1,200,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2055 Notes as provided in said Issuer Order.

Article XI

PAYMENT OF ADDITIONAL AMOUNTS

Section 11.01

Payment of Additional Amounts. All payments in respect of the Notes shall be made by or on behalf of the Issuer without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by Ireland or any taxing authority thereof or therein (such withholding or deduction the “Additional Amounts”), unless such withholding or deduction is required by applicable law. If such withholding or deduction is required by applicable law, the Issuer shall, subject to timely compliance by the Holders or beneficial owners of the relevant Notes with any relevant administrative requirements, pay or cause to be paid to a Holder or beneficial owner such Additional Amounts on the Notes as are necessary in order that the net payment of the principal of, and premium or redemption price, if any, and interest on, such Notes to such Holder or beneficial owner, after such withholding or deduction (including any withholding or deduction on such Additional Amounts), shall not be less than the amount provided in such Notes to be then due and payable had no such withholding or deduction been required; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

(a) to any present or future taxes which would not have been so imposed, assessed, levied or collected but for the fact that the Holder or beneficial owner of the relevant Note has or had some connection with Ireland or any other jurisdiction, including that the Holder or beneficial owner is or has been a domiciliary, national or resident of, engages or has been engaged in a trade or business, is or has been organized under, maintains or has maintained an office, a branch subject to taxation, or a permanent establishment, or is or has been physically present in Ireland or any other jurisdiction, or otherwise has or has had some connection with Ireland or any other jurisdiction, other than solely the holding or ownership of a Note, or the collection of principal of, premium, if any, and interest on, or the enforcement of, a Note;

(b) to any present or future taxes which would not have been so imposed, assessed, levied or collected but for the failure to comply, on a sufficiently timely basis, with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with Ireland or any other jurisdiction of the holder or beneficial owner of the relevant Note, if such compliance is required by a statute or regulation or administrative practice of Ireland, the other jurisdiction or any other relevant jurisdiction, or by a relevant treaty, as a condition to relief or exemption from such taxes;

(c) to any present or future taxes which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, the relevant Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

(d) to any present or future taxes which are payable otherwise than by deduction or withholding on or in respect of the relevant Note;

(e) to any present or future taxes (1) which would not have been so imposed, assessed, levied or collected if the beneficial owner of the relevant Note had been the Holder of such Note, or (2) which, if the beneficial owner of such Note had held the Note as the Holder of such Note, would have been excluded pursuant to any one or combination of clauses (a) through (d) above;

(f) to any capital gain, estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(g) to any withholding or deduction that is imposed on a payment pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations and pronouncements or any successor provisions thereto (that are substantively comparable and not materially more onerous to comply with) and any regulations or official law, agreement or interpretations thereof in any jurisdiction implementing an intergovernmental approach thereto;

(h) in the case of any combination of the above listed items.

Section 11.02

General. Except as specifically provided under this Article XI the Issuer shall not be required to make any payment for any tax, duty, assessment or governmental charge of whatever nature imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

Article XII

SATISFACTION AND DISCHARGE; DEFEASANCE

Section 12.01

Satisfaction and Discharge; Defeasance.

(a) The provisions of Article XII of the Indenture shall apply to the Notes.

Article XIII

MISCELLANEOUS

Section 13.01

Ratification of Indenture. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 13.02

Trustee Not Responsible for Recitals. The recitals and statements herein contained are made by the Issuer and the Parent Guarantor, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

Section 13.03

Governing Law. This First Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 13.04

Separability. In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 13.05

Counterparts. This First Supplemental Indenture, and each of the other documents executed on the date hereof in connection with this First Supplemental Indenture and the authentication and delivery of the Notes, may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture, such other documents and of signature pages by electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this First Supplemental Indenture and such other documents as to the parties hereto and may be used in lieu of the original First Supplemental Indenture and such other documents for all purposes. Signatures of the parties hereto transmitted by electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 13.06

Trust Indenture Act. This First Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. If any provision in this First Supplemental Indenture limits, qualifies or conflicts with another provision hereof which is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this First Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 13.07

Signatures. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this First Supplemental Indenture or any document to be signed in connection with this First Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 13.08

Tax Treatment. The Parent Guarantor and the Issuer agree to treat the Issuer as the obligor of each series of notes for U.S. federal (and applicable state and local) income tax purposes. Furthermore, the Parent Guarantor and the Issuer shall not take an inconsistent position with such treatment on a tax return or in a tax proceeding, in either case, unless required by applicable law.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

BMS IRELAND CAPITAL FUNDING DESIGNATED ACTIVITY COMPANY, as Issuer

By:	/s/ Daragh Byrne
Name:	Daragh Byrne
Title:	Director

BRISTOL-MYERS SQUIBB COMPANY, as Parent Guarantor

By:	/s/ Sandra Ramos-Alves
Name:	Sandra Ramos-Alves
Title:	Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Michael Lee
Name:	Michael Lee
Title:	Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

FORM OF 2030 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

BMS Ireland Capital Funding Designated Activity Company
2.973% NOTES DUE 2030

CUSIP No. 05594K AA4

ISIN: XS3215466254

Common Code: 321546625

No. ___	€______ As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. BMS Ireland Capital Funding Designated Activity Company, a designated activity company incorporated in Ireland (herein called the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns, the principal sum of ___________________ (€__________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 10, 2030 and to pay interest thereon from November 10, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on November 10 in each year, commencing November 10, 2026, at the rate of 2.973% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the date that is the close of business (in London) on the Clearing System Business Day immediately preceding such Interest Payment Date, where “Clearing System Business Day” means a day on which Euroclear and Clearstream are open for business. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The term “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions are authorized or obligated by law or executive order to be closed in New York City, London or Ireland and, for any place of payment outside of New York City, London or Ireland, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

Interest on the Securities of this series shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities of this series (or November 10, 2025, if no interest has been paid on the Securities), to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Payment of principal, premium, if any, and interest payments and Additional Amounts, if any, on this Security shall be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent) or, at the Issuer’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Securities (maintained by the registrar). No service charge shall be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

References herein to any payment on the Securities of this series include the related payment of Additional Amounts (as described in the Indenture), as applicable.

All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of this Security shall be made by the Issuer in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Dated: ______, 20__

BMS IRELAND CAPITAL FUNDING DESIGNATED ACTIVITY COMPANY
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication: ____________

THE BANK OF NEW YORK MELLON, as Trustee
By:
Authorized Signatory

[FORM OF REVERSE OF SECURITY]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 31, 2025, among the Issuer, Bristol-Myers Squibb Company (herein called the “Parent Guarantor”, which term includes any successor Person under the Indenture) and The Bank of New York Mellon (herein called the “Trustee,” which term includes any successor trustee under the Indenture (as defined below)), as supplemented by a First Supplemental Indenture, dated November 10, 2025 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Parent Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €750,000,000.

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the Securities shall be payable in euros. If on or after November 10, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities shall be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros shall be converted into U.S. Dollars on the basis of the most recently available market exchange rate for euros, as determined by the Issuer or the Parent Guarantor, as applicable, in the Issuer’s or the Parent Guarantor’s sole discretion. Any payment in respect of Securities so made in U.S. Dollars shall not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole, at any time, or in part, from time to time, prior to October 10, 2030 (one month prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (the “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)  100% of the principal amount of the Securities being redeemed on that Redemption Date, and

(b) the sum of the present values of the Remaining Scheduled Payments (not including any portion of such payment of interest accrued as of the Redemption Date) discounted to the Redemption Date (assuming the Securities to be redeemed matured on the Par Call Date) on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 10 basis points, plus, in each of the cases of clauses (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the registered Holders as of close of business on the relevant Record Date immediately preceding such Interest Payment Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Ireland (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after November 5, 2025, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, shall become obligated to pay Additional Amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Securities to, but excluding, the Redemption Date.

Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption shall become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German federal government bond whose maturity is closest to the maturity of the Securities being redeemed (assuming that the Securities to be redeemed matured on the applicable Par Call Date), or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no responsibility for any calculation, verification or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the procedures of the applicable clearing system) at least 10 days, but not more than 60 days, before the Redemption Date to each registered Holder of the Securities to be redeemed. The principal amount of a Security remaining outstanding after a redemption in part shall be €100,000 or an integral multiple of €1,000 in excess thereof.

Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest shall cease to accrue on the Securities or portions thereof called for redemption.

Except as set forth above, the Securities shall not be redeemable by the Issuer prior to maturity and shall not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits the amendment thereof and the modification and/or waiver of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities in the manner and with the effect provided in the Indenture.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and in integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

FORM OF 2033 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

A-1

BMS Ireland Capital Funding Designated Activity Company
3.363% NOTES DUE 2033

CUSIP No. 05594K AB2

ISIN: XS3215466338

Common Code: 321546633

No. ___	€______ As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. BMS Ireland Capital Funding Designated Activity Company, a designated activity company incorporated in Ireland (herein called the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns, the principal sum of ___________________ (€__________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 10, 2033 and to pay interest thereon from November 10, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on November 10 in each year, commencing November 10, 2026, at the rate of 3.363% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the date that is the close of business (in London) on the Clearing System Business Day immediately preceding such Interest Payment Date, where “Clearing System Business Day” means a day on which Euroclear and Clearstream are open for business. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The term “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions are authorized or obligated by law or executive order to be closed in New York City, London or Ireland and, for any place of payment outside of New York City, London or Ireland, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

Interest on the Securities of this series shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities of this series (or November 10, 2025, if no interest has been paid on the Securities), to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Payment of principal, premium, if any, and interest payments and Additional Amounts, if any, on this Security shall be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent) or, at the Issuer’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Securities (maintained by the registrar). No service charge shall be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

A-2

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

References herein to any payment on the Securities of this series include the related payment of Additional Amounts (as described in the Indenture), as applicable.

All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of this Security shall be made by the Issuer in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-3

Dated: ______, 20__

BMS IRELAND CAPITAL FUNDING DESIGNATED ACTIVITY COMPANY
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication: ____________

THE BANK OF NEW YORK MELLON,
as Trustee
By:
Authorized Signatory

A-4

[FORM OF REVERSE OF SECURITY]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 31, 2025, among the Issuer, Bristol-Myers Squibb Company (herein called the “Parent Guarantor”, which term includes any successor Person under the Indenture) and The Bank of New York Mellon (herein called the “Trustee,” which term includes any successor trustee under the Indenture (as defined below)), as supplemented by a First Supplemental Indenture, dated November 10, 2025 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Parent Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,150,000,000.

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the Securities shall be payable in euros. If on or after November 10, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities shall be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros shall be converted into U.S. Dollars on the basis of the most recently available market exchange rate for euros, as determined by the Issuer or the Parent Guarantor, as applicable, in the Issuer’s or the Parent Guarantor’s sole discretion. Any payment in respect of Securities so made in U.S. Dollars shall not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole, at any time, or in part, from time to time, prior to August 10, 2033 (three months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (the “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) 100% of the principal amount of the Securities being redeemed on that Redemption Date, and

(b) the sum of the present values of the Remaining Scheduled Payments (not including any portion of such payment of interest accrued as of the Redemption Date) discounted to the Redemption Date (assuming the Securities to be redeemed matured on the Par Call Date) on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 15 basis points, plus, in each of the cases of clauses (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the registered Holders as of close of business on the relevant Record Date immediately preceding such Interest Payment Date.

A-5

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Ireland (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after November 5, 2025, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, shall become obligated to pay Additional Amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Securities to, but excluding, the Redemption Date.

Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption shall become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German federal government bond whose maturity is closest to the maturity of the Securities being redeemed (assuming that the Securities to be redeemed matured on the applicable Par Call Date), or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no responsibility for any calculation, verification or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the procedures of the applicable clearing system) at least 10 days, but not more than 60 days, before the Redemption Date to each registered Holder of the Securities to be redeemed. The principal amount of a Security remaining outstanding after a redemption in part shall be €100,000 or an integral multiple of €1,000 in excess thereof.

A-6

Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest shall cease to accrue on the Securities or portions thereof called for redemption.

Except as set forth above, the Securities shall not be redeemable by the Issuer prior to maturity and shall not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits the amendment thereof and the modification and/or waiver of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities in the manner and with the effect provided in the Indenture.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and in integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

A-7

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

B-8

EXHIBIT C

FORM OF 2038 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

A-1

BMS Ireland Capital Funding Designated Activity Company
3.857% NOTES DUE 2038

CUSIP No. 05594K AC0

ISIN: XS3215466411

Common Code: 321546641

No. ___	€______ As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. BMS Ireland Capital Funding Designated Activity Company, a designated activity company incorporated in Ireland (herein called the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns, the principal sum of ___________________ (€__________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 10, 2038 and to pay interest thereon from November 10, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on November 10 in each year, commencing November 10, 2026, at the rate of 3.857% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the date that is the close of business (in London) on the Clearing System Business Day immediately preceding such Interest Payment Date, where “Clearing System Business Day” means a day on which Euroclear and Clearstream are open for business. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The term “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions are authorized or obligated by law or executive order to be closed in New York City, London or Ireland and, for any place of payment outside of New York City, London or Ireland, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

Interest on the Securities of this series shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities of this series (or November 10, 2025, if no interest has been paid on the Securities), to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Payment of principal, premium, if any, and interest payments and Additional Amounts, if any, on this Security shall be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent) or, at the Issuer’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Securities (maintained by the registrar). No service charge shall be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

A-2

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

References herein to any payment on the Securities of this series include the related payment of Additional Amounts (as described in the Indenture), as applicable.

All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of this Security shall be made by the Issuer in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-3

Dated: ______, 20__

BMS IRELAND CAPITAL FUNDING DESIGNATED ACTIVITY COMPANY
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication: ____________

THE BANK OF NEW YORK MELLON,
as Trustee
By:
Authorized Signatory

A-4

[FORM OF REVERSE OF SECURITY]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 31, 2025, among the Issuer, Bristol-Myers Squibb Company (herein called the “Parent Guarantor”, which term includes any successor Person under the Indenture) and The Bank of New York Mellon (herein called the “Trustee,” which term includes any successor trustee under the Indenture (as defined below)), as supplemented by a First Supplemental Indenture, dated November 10, 2025 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Parent Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,150,000,000.

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the Securities shall be payable in euros. If on or after November 10, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities shall be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros shall be converted into U.S. Dollars on the basis of the most recently available market exchange rate for euros, as determined by the Issuer or the Parent Guarantor, as applicable, in the Issuer’s or the Parent Guarantor’s sole discretion. Any payment in respect of Securities so made in U.S. Dollars shall not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole, at any time, or in part, from time to time, prior to August 10, 2038 (three months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (the “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)  100% of the principal amount of the Securities being redeemed on that Redemption Date, and

(b)  the sum of the present values of the Remaining Scheduled Payments (not including any portion of such payment of interest accrued as of the Redemption Date) discounted to the Redemption Date (assuming the Securities to be redeemed matured on the Par Call Date) on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 15 basis points, plus, in each of the cases of clauses (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the registered Holders as of close of business on the relevant Record Date immediately preceding such Interest Payment Date.

A-5

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Ireland (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after November 5, 2025, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, shall become obligated to pay Additional Amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Securities to, but excluding, the Redemption Date.

Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption shall become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German federal government bond whose maturity is closest to the maturity of the Securities being redeemed (assuming that the Securities to be redeemed matured on the applicable Par Call Date), or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no responsibility for any calculation, verification or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the procedures of the applicable clearing system) at least 10 days, but not more than 60 days, before the Redemption Date to each registered Holder of the Securities to be redeemed. The principal amount of a Security remaining outstanding after a redemption in part shall be €100,000 or an integral multiple of €1,000 in excess thereof.

A-6

Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest shall cease to accrue on the Securities or portions thereof called for redemption.

Except as set forth above, the Securities shall not be redeemable by the Issuer prior to maturity and shall not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits the amendment thereof and the modification and/or waiver of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities in the manner and with the effect provided in the Indenture.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and in integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

A-7

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

C-8

EXHIBIT D

FORM OF 2045 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

A-1

BMS Ireland Capital Funding Designated Activity Company
4.289% NOTES DUE 2045

CUSIP No. 05594K AD8

ISIN: XS3215466502

Common Code: 321546650

No. ___	€______ As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. BMS Ireland Capital Funding Designated Activity Company, a designated activity company incorporated in Ireland (herein called the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns, the principal sum of ___________________ (€__________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 10, 2045 and to pay interest thereon from November 10, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on November 10 in each year, commencing November 10, 2026, at the rate of 4.289% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the date that is the close of business (in London) on the Clearing System Business Day immediately preceding such Interest Payment Date, where “Clearing System Business Day” means a day on which Euroclear and Clearstream are open for business. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The term “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions are authorized or obligated by law or executive order to be closed in New York City, London or Ireland and, for any place of payment outside of New York City, London or Ireland, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

Interest on the Securities of this series shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities of this series (or November 10, 2025, if no interest has been paid on the Securities), to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Payment of principal, premium, if any, and interest payments and Additional Amounts, if any, on this Security shall be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent) or, at the Issuer’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Securities (maintained by the registrar). No service charge shall be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

A-2

The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

References herein to any payment on the Securities of this series include the related payment of Additional Amounts (as described in the Indenture), as applicable.

All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of this Security shall be made by the Issuer in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-3

Dated: ______, 20__

BMS IRELAND CAPITAL FUNDING DESIGNATED ACTIVITY COMPANY
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication: ____________

THE BANK OF NEW YORK MELLON,
as Trustee
By:
Authorized Signatory

A-4

[FORM OF REVERSE OF SECURITY]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 31, 2025, among the Issuer, Bristol-Myers Squibb Company (herein called the “Parent Guarantor”, which term includes any successor Person under the Indenture) and The Bank of New York Mellon (herein called the “Trustee,” which term includes any successor trustee under the Indenture (as defined below)), as supplemented by a First Supplemental Indenture, dated November 10, 2025 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Parent Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €750,000,000.

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the Securities shall be payable in euros. If on or after November 10, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities shall be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros shall be converted into U.S. Dollars on the basis of the most recently available market exchange rate for euros, as determined by the Issuer or the Parent Guarantor, as applicable, in the Issuer’s or the Parent Guarantor’s sole discretion. Any payment in respect of Securities so made in U.S. Dollars shall not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole, at any time, or in part, from time to time, prior to May 10, 2045 (six months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (the “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) 100% of the principal amount of the Securities being redeemed on that Redemption Date, and

(b) the sum of the present values of the Remaining Scheduled Payments (not including any portion of such payment of interest accrued as of the Redemption Date) discounted to the Redemption Date (assuming the Securities to be redeemed matured on the Par Call Date) on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 20 basis points, plus, in each of the cases of clauses (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the registered Holders as of close of business on the relevant Record Date immediately preceding such Interest Payment Date.

A-5

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Ireland (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after November 5, 2025, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, shall become obligated to pay Additional Amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Securities to, but excluding, the Redemption Date.

Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption shall become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German federal government bond whose maturity is closest to the maturity of the Securities being redeemed (assuming that the Securities to be redeemed matured on the applicable Par Call Date), or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no responsibility for any calculation, verification or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the procedures of the applicable clearing system) at least 10 days, but not more than 60 days, before the Redemption Date to each registered Holder of the Securities to be redeemed. The principal amount of a Security remaining outstanding after a redemption in part shall be €100,000 or an integral multiple of €1,000 in excess thereof.

A-6

Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest shall cease to accrue on the Securities or portions thereof called for redemption.

Except as set forth above, the Securities shall not be redeemable by the Issuer prior to maturity and shall not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits the amendment thereof and the modification and/or waiver of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities in the manner and with the effect provided in the Indenture.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and in integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

A-7

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

D-6

EXHIBIT E

FORM OF 2055 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

A-1

BMS Ireland Capital Funding Designated Activity Company
4.581% NOTES DUE 2055

CUSIP No. 05594K AE6

ISIN: XS3215466767

Common Code: 321546676

No. ___	€______ As revised by the Schedule of Increases or Decreases in Global Security attached hereto

Interest. BMS Ireland Capital Funding Designated Activity Company, a designated activity company incorporated in Ireland (herein called the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns, the principal sum of ___________________ (€__________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on November 10, 2055 and to pay interest thereon from November 10, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on November 10 in each year, commencing November 10, 2026, at the rate of 4.581% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, which shall be the date that is the close of business (in London) on the Clearing System Business Day immediately preceding such Interest Payment Date, where “Clearing System Business Day” means a day on which Euroclear and Clearstream are open for business. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business (in London) on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice thereof having been given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The term “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions are authorized or obligated by law or executive order to be closed in New York City, London or Ireland and, for any place of payment outside of New York City, London or Ireland, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

Interest on the Securities of this series shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Securities of this series (or November 10, 2025, if no interest has been paid on the Securities), to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Payment of principal, premium, if any, and interest payments and Additional Amounts, if any, on this Security shall be made at the office or agency maintained for that purpose in London (initially the corporate trust office of the Paying Agent) or, at the Issuer’s option, by check mailed to the Holders thereof at the respective addresses set forth in the register of Holders of the Securities (maintained by the registrar). No service charge shall be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with such registration may be required.

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The term “euros,” “the euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

References herein to any payment on the Securities of this series include the related payment of Additional Amounts (as described in the Indenture), as applicable.

All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of this Security shall be made by the Issuer in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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Dated: ______, 20__

BMS IRELAND CAPITAL FUNDING DESIGNATED ACTIVITY COMPANY
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication: ____________

THE BANK OF NEW YORK MELLON,
as Trustee
By:
Authorized Signatory

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[FORM OF REVERSE OF SECURITY]

Indenture. This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 31, 2025, among the Issuer, Bristol-Myers Squibb Company (herein called the “Parent Guarantor”, which term includes any successor Person under the Indenture) and The Bank of New York Mellon (herein called the “Trustee,” which term includes any successor trustee under the Indenture (as defined below)), as supplemented by a First Supplemental Indenture, dated November 10, 2025 (as so supplemented, herein called the “Indenture”), among the Issuer, the Parent Guarantor and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Parent Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,200,000,000.

Issuance in Euros. All payments of principal, premium, if any, and interest payments and Additional Amounts, if any, in respect of the Securities shall be payable in euros. If on or after November 10, 2025, the euro is unavailable to the Issuer or the Parent Guarantor due to the imposition of exchange controls or other circumstances beyond their control or if the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Securities shall be made in U.S. Dollars until the euro is again available to the Issuer and the Parent Guarantor or is so used. In such circumstances, the amount payable on any date in euros shall be converted into U.S. Dollars on the basis of the most recently available market exchange rate for euros, as determined by the Issuer or the Parent Guarantor, as applicable, in the Issuer’s or the Parent Guarantor’s sole discretion. Any payment in respect of Securities so made in U.S. Dollars shall not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Guarantee. This Security is entitled to the benefits of an unconditional and irrevocable guarantee by the Parent Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Parent Guarantor, the Trustee and the Holders.

Optional Redemption. At the Issuer’s option, the Securities of this series may be redeemed, in whole, at any time, or in part, from time to time, prior to May 10, 2055 (six months prior to the Stated Maturity of the Securities (the “Par Call Date”; and the date of any such redemption a “Redemption Date”)), at a redemption price (the “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) 100% of the principal amount of the Securities being redeemed on that Redemption Date, and

(b) the sum of the present values of the Remaining Scheduled Payments (not including any portion of such payment of interest accrued as of the Redemption Date) discounted to the Redemption Date (assuming the Securities to be redeemed matured on the Par Call Date) on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate plus 20 basis points, plus, in each of the cases of clauses (a) and (b) above, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Any time on or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the registered Holders as of close of business on the relevant Record Date immediately preceding such Interest Payment Date.

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If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Ireland (or any taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after November 5, 2025, the Issuer becomes or, based upon a written opinion of independent tax counsel of recognized standing selected by the Issuer, shall become obligated to pay Additional Amounts with respect to the Securities, then the Issuer may at its option, having given not less than 10 nor more than 60 days prior notice to Holders, redeem, in whole, but not in part, the Securities at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest (including any Additional Amounts) on such Securities to, but excluding, the Redemption Date.

Subject to the following paragraph, once notice of redemption is sent by the Issuer, the Securities called for redemption shall become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the date of redemption, or by the date of redemption so delayed.

For purposes of determining the Redemption Price, the following definitions are applicable:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German federal government bond whose maturity is closest to the maturity of the Securities being redeemed (assuming that the Securities to be redeemed matured on the applicable Par Call Date), or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Securities to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no responsibility for any calculation, verification or determination in respect of the Redemption Price of any Securities, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the procedures of the applicable clearing system) at least 10 days, but not more than 60 days, before the Redemption Date to each registered Holder of the Securities to be redeemed. The principal amount of a Security remaining outstanding after a redemption in part shall be €100,000 or an integral multiple of €1,000 in excess thereof.

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Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest shall cease to accrue on the Securities or portions thereof called for redemption.

Except as set forth above, the Securities shall not be redeemable by the Issuer prior to maturity and shall not be entitled to the benefit of any sinking fund.

Defaults and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits the amendment thereof and the modification and/or waiver of the rights and obligations of the Issuer and the Parent Guarantor and the rights of the Holders of the Securities in the manner and with the effect provided in the Indenture.

Restrictive Covenants. The Indenture does not limit unsecured debt of the Parent Guarantor or any of its Subsidiaries (including the Issuer).

Denominations, Transfer and Exchange. The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 and in integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the Registrar accompanied by a written request for transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and this Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Security or any document to be signed in connection with this Security shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

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